UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

================================================================================

          Nevada                      000-49735                  87-0642947
------------------------------ ------------------------ ------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of  incorporation)              File Number)            Identification No.)


================================================================================
                        3170 De La Cruz Blvd., Suite 108
                              Santa Clara, CA 95054

               (Address of principal executive offices) (Zip Code)

================================================================================

       Registrant's telephone number, including area code: (408) 986-6020



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

     On August 31, 2005, we entered into a securities purchase agreement dated August 31, 2005 with Bushido Capital Master Fund, LP, Samir Financial, L.L.C. and Gamma Opportunity Capital Partners, LP. Pursuant to the securities purchase agreement, we sold to the purchasers named therein $2.5 million aggregate principal amount of our 7% convertible debentures. The debentures have a term of three years and mature on August 31, 2008. The debentures pay interest at the rate of 7% per annum, payable quarterly on January 1, April 1, July 1 and October 1 of each year. We may, in our discretion, elect to pay interest on the debentures in cash or in shares of our common stock. Pursuant to the terms of the agreement with the purchasers of the 7% convertible debentures, we may issue up to an additional $3.5 million of 7% convertible debentures at any time on or prior to September 30, 2005.

     The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.40 per share, subject to adjustment as set forth therein. If, after July 31, 2006, the closing price for our common stock for any 30 consecutive trading days exceeds $1.00, we may, within one trading day after the end of such period, require the holders of the debentures to immediately convert all or part of the then outstanding principal amount of their debentures.

     Upon the occurrence of certain events of default, the full aggregate principal amount of the debentures, together with interest and other amounts owing, becomes immediately due and payable.

     Pursuant to the securities purchase agreement, the purchasers of our 7% convertible debentures received warrants to purchase an aggregate of 3.125 million shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.40 per share and are exercisable at any time on or prior to the fifth anniversary date of the warrants. The warrants do not grant the holders thereof any voting or other rights of our stockholders. The securities purchase agreement is attached hereto as Exhibit 10.3, the form of 7% convertible debenture is attached hereto as Exhibit 4.2, the form of common stock purchase warrant is attached hereto as Exhibit 4.3 and disclosure schedules are attached hereto as Exhibit 10.9.

     We also issued to the purchasers of our 7% convertible debentures additional short term warrants to purchase up to an aggregate of 3.125 million shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.40 per share and are exercisable at any time prior to the earlier of September 31, 2006 and six months after the effective date of the registration statement we will file with the SEC to register the shares of common stock issuable upon conversion of the debentures or exercise of the warrants. The form of short term common stock purchase warrant is attached hereto as Exhibit 4.4.

     Also on August 31, 2005, we entered into a securities purchase agreement dated as of August 31, 2005 with Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd., pursuant to which we sold Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd., 10% senior secured debentures in the aggregate principal amount of $2,000,000. The debentures have a term of three years and mature on August 31, 2008. The debentures pay interest at the rate of 10% per annum, payable monthly, in arrears, on the last day of each month beginning on August 31, 2005 and ending on August 31, 2008. Interest on the debenture is payable only in cash and the debenture is not convertible into our common stock.

     Upon the occurrence of certain events of default, the full principal amount of the debenture, together with interest and other amounts owing, become immediately due and payable. In connection with the issuance of the 10% senior secured debenture, we entered into a security agreement granting Regenmacher Holdings Ltd. and ABS SOS Plus Partners Ltd. a security interest in our assets and 1.6 million shares of our common stock to secure our obligations under the debentures. Obligations under the debenture are guaranteed by our subsidiary, Intraop Medical Services, Inc. The securities purchase agreement is attached hereto as Exhibit 10.4, the form of 10% senior secured debentures is attached hereto as Exhibit 10.5, the security agreement is attached hereto as Exhibit 10.6, the form of subsidiary guarantee is attached hereto as Exhibit 10.7 and disclosure schedules are attached hereto as Exhibit 10.9.

     Pursuant to the securities purchase agreement, we issued Regenmacher Holdings Ltd. and ABS SOS Plus Partners warrants to purchase an aggregate of
2.5 million shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.40 per share and are exercisable at any time on or prior to the fifth anniversary date of the warrant. The warrants do not grant the holder thereof any voting or other rights of our stockholders.

     We paid Stonegate Securities, Inc., the placement agent for this financing, an agency fee of $223,803 and issued to Stonegate Securities, a five-year warrant to purchase 437,500 shares of our common stock at an exercise price, subject to certain adjustments, of $0.40 per share pursuant to the terms of a placement agency agreement. The forms of placement agency agreement and warrant are attached hereto as exhibits 10.8 and 4.5, respectively.

     In connection with the issuance of the 7% convertible debentures, the 10% senior secured debentures, we entered into a registration rights agreement with the purchasers of the debentures. The registration rights agreement grants registration rights to holders of shares of our common stock issuable upon conversion of the 7% convertible debentures and upon exercise of the warrants. Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the registrable securities. We will pay all expenses incurred in connection with the registration described above, except for underwriting discounts and commissions. The registration rights agreement is attached hereto as Exhibit 4.6.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 7% convertible debentures and the 10% senior secured debentures.

Item 3.02.     Unregistered Sales of Equity Securities.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 7% convertible debentures, the 10% senior secured debentures and the warrants. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on August 31, 2005. We intend to use the net proceeds from the sale of the securities for working capital and general corporate purposes.

Item 9.01.     Financial Statements and Exhibits.
 (c)    Exhibits.

Exhibit
Number
------

4.2    Form of 7% Convertible Debenture due August 31, 2008

4.3    Form of Common Stock Purchase Warrant

4.4    Form of Short Term Common Stock Purchase Warrant

4.5    Form of Representative's Warrant issued to Stonegate Securities, Inc.

4.6 Registration Rights Agreement, dated as of August 31, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Samir Financial, L.L.C., Gamma Opportunity Capital Partners, L.P., Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd.

10.3 Securities Purchase Agreement, dated as of August 31, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Samir
       Financial,L.L.C., and Gamma Opportunity Capital Partners, L.P.

10.4 Securities Purchase Agreement, dated as of August 31, 2005, by and among the Registrant, Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd.

10.5   Form of 10% Senior Secured Debenture Due August 31, 2008.

10.6 Security Agreement, dated as of August 31, 2005, by and among the Registrant, Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd.

10.7 Subsidiary Guaranty dated as of August 31, 2005 executed by Intraop Medical Services, Inc.

10.8 Placement Agency Agreement dated May 17, 2005 by and between the Registrant and Stonegate Securities, Inc.

10.9   Disclosure Schedules

99.1   Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     INTRAOP MEDICAL CORPORATION


Date:  August 31, 2005                           By: /s/ Donald A. Goer
                                                     ---------------------------
                                                     Donald A. Goer
                                                     Chief Executive Officer

                                  EXHIBIT INDEX


4.2    Form of 7% Convertible Debenture due August 31, 2008.

4.3    Form of Common Stock Purchase Warrant.

4.4    Form of Short Term Common Stock Purchase Warrant.

4.5    Form of Representative's Warrant issued to Stonegate Securities, Inc.

4.6 Registration Rights Agreement, dated as of August 31, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Samir Financial, L.L.C., Gamma Opportunity Capital Partners, L.P., Regenmacher Holdings, Ltd. and ABS SOS-Plus Partners Ltd.

10.3 Securities Purchase Agreement, dated as of August 31, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Samir Financial, L.L.C., and Gamma Opportunity Capital Partners, L.P.

10.4 Securities Purchase Agreement, dated as of August 31, 2005, by and between the Registrant, Regenmacher Holdings Ltd.
       and ABS SOS-Plus Partners Ltd..

10.5   Form of 10% Senior Secured Debenture Due August 31, 2008,

10.6 Security Agreement, dated as of August 31, 2005, by and among the Registrant, Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd.

10.7 Subsidiary Guaranty dated as of August 31, 2005 executed by Intraop Medical Services, Inc.

10.8 Placement Agency Agreement dated May 17, 2005 by and between the Registrant and Stonegate Securities, Inc.

99.1   Press Release.